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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-101265 and 333-101243) of Zimmer Holdings, Inc. of our report dated January 23, 2003 relating to the financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers

PricewaterhouseCoopers LLP
Indianapolis, Indiana
March 11, 2003